Note 10 - Other Assets	12 Months Ended
Dec. 31, 2011
Other Assets Disclosure [Text Block]
NOTE 10.  OTHER ASSETS

Other assets consist of the following at December 31:

(in $ thousands)	2011	2010
Direct financing costs	$462	$--
Prepaid expenses	140	176
Security deposit	31	--
Accounts receivable	2	78
Total	$635	$254

Direct costs incurred from the transactions contemplated by the January 2012 Investment Agreement will be deferred until the issuance of the shares of Series A Preferred. These costs will be reclassified as a reduction to equity upon the execution of the Investment Agreement and subsequent issuance of shares. As of December 31, 2011, the Company deferred approximately $0.5 million in direct financing costs.